Second Quarter 2025 Earnings Presentation July 30, 2025 Christopher Stavros – Chairman, President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Director, Investor Relations

Disclaimer FORWARD LOOKING STATEMENTS The information in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation and tariffs. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating margin and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 17, adjusted EBITDAX reconciliation is shown on page 18, adjusted net income is shown on page 19, adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 11 and ROCE is shown on page 21 of the presentation. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Second Quarter 2025 Earnings Presentation 2

Second Quarter 2025 Earnings Presentation

Second Quarter 2025 Highlights & Announcements

Financial

Total adjusted net income of $81 MM and operating income margin of 34%

Adjusted EBITDAX of $223 MM with a 43% capital reinvestment rate

D&C capital of $95 MM and free cash flow (FCF) of $107 MM

Q2 2025 Annualized Return on Capital Employed (ROCE) of 18%

Operations

Q2 2025 total production of 98.2 Mboe/d (company record) exceeding earlier guidance & oil production of 40.0 Mbbls/d (5% YoY growth)

Giddings YoY total production growth of 11% and oil production growth of 4% YoY

Continued strong well performance and solid operational execution

Corporate

Increasing our full-year 2025 production growth guidance to ~10%, from 7% - 9% due to ongoing strong well performance

Closed multiple bolt-on acquisitions in late June/early July adding >18,000 net acres and ~500 Boe/d (~35% oil) for ~$40 MM[(1)]

Giddings development area increased by 40,000 net acres or 20% to ~240,000 net acres (~75% from organic appraisal & ~25% from bolt-on acquisitions)

Giddings development area has increased to ~240,000 net acres

(1) Acquisitions that closed in July are not included in Q2 2025 financial statements.

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Second Quarter 2025 Earnings Presentation

Giddings Bolt-On Acquisitions

Oil & Gas Property Acquisition Highlights

- Acquired >18,000 net acres in Giddings (>46,000 gross) in multiple transactions from small private operators for ~$40 million [(1)]
  - Includes ~500 BOEPD (~35% oil, ~68% liquids) of low decline PDP
  - Transactions closed in late June and early July
- Increases Magnolia's development opportunities through attractive new leases and incremental working interest in existing leases
- Includes additional economic royalty interests
- Transactions continue Magnolia's successful strategy of bolt-on acreage acquisitions in Giddings


Existing Acreage
Acquired Acreage
Increased WI

(1) Acquisitions that closed in July are not included in Q2 2025 financial statements.

MAGNOLIA OIL & GAS
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Magnolia’s Consistent Business Model Return Substantial Portion of Our Free Cash Flow to Shareholders and Allocate Some Excess Cash Toward Small, Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Grows the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet, with minimal net debt, provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow 2025 BOE Growth of ~10%, above long-term growth range due to asset outperformance Second Quarter 2025 Earnings Presentation 5

Second Quarter 2025 Key Financial Metrics (1) Q2 2025 ROCE annualized. (2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. Second Quarter 2025 Earnings Presentation 6 Metric Q2 2025 YoY % Change Total Production (Mboe/d) 98.2 9% Oil Production (Mbbls/d) 40.0 5% Revenue ($ MM) $319 (5%) Adjusted EBITDAX ($ MM) $223 (9%) Adjusted Net Income ($ MM) $81 (22%) D&C Capex ($ MM) $95 (23%) D&C Capital % of Adjusted EBITDAX 43% (7%) Return on Capital Employed (ROCE) (1) 18% (5%) Free Cash Flow ($ MM) $107 11% Cash Balance ($ MM) $252 (9%) Diluted Weighted Average Shares Outstanding (MM) (2) 192.1 (5%)

248 214 16 16 29 49 100 252 0 100 200 300 400 500 Cash 3/31/2025 Cash Flow from Operations Changes in Working Capital and Other Acquisitions Dividends and Distributions Share Repurchases DC&F Capital & Leasehold Cash 6/30/2025 (1) (2) (3) (4) Second Quarter 2025 Cash Flow Reconciliation Second Quarter 2025 Earnings Presentation (1) Cash flow from operations before changes in working capital. (2) Comprised of ($22) million of working capital changes including capital accruals offset by $6 million in other investing and financing activities. (3) Includes $28 million of dividends paid to Class A shareholders and $1 million of distributions to noncontrolling interest holders. (4) Comprised of $49 million Class A Common Stock repurchases. 7 $ In M ill io ns

(1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. History of Significant & Consistent Share Repurchases 7.0 4.5 25.3 15.5 9.6 11.0 4.4 (77.2) 2019 2020 2021 2022 2023 2024 2025 YTD Total 0 10 20 30 40 50 60 70 80 Second Quarter 2025 Earnings Presentation 8 Magnolia has reduced its diluted share count by approximately 25% Magnolia’s Consistent Share Repurchases (1) (million shares repurchased)

Track Record of a Safe, Sustainable and Growing Dividend • Magnolia’s dividend has grown at a double-digit rate over the past 4 years • Sustainable dividend growth supported even at lower product prices • Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth • Target long-term average annual dividend growth of ~10% through commodity cycles Second Quarter 2025 Earnings Presentation 9 $0.28 $0.40 $0.46 $0.52 $0.60 2021 2022 2023 2024 2025E Dividend Payout Per Share CAGR Has Exceeded 16%

Summary Balance Sheet Second Quarter 2025 Earnings Presentation 10 (in thousands) June 30, 2025 December 31, 2024 Cash and cash equivalents $251,761 $260,049 Other current assets 164,976 150,775 Property, plant and equipment, net 2,355,555 2,306,034 Other assets 88,356 103,977 Total assets $2,860,648 $2,820,835 Current liabilities $288,620 $290,261 Long-term debt, net 392,880 392,513 Other long-term liabilities 180,802 170,735 Total equity 1,998,346 1,967,326 Total liabilities and equity $2,860,648 $2,820,835

Margins and Cost Structure Second Quarter 2025 Earnings Presentation (1) Lease operating expenses exclude non-cash stock based compensation of $0.9 million, or $0.10 per boe, and $0.6 million, or $0.07 per boe, for the quarters ended June 30, 2025 and 2024, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $5.9 million, or $0.66 per boe, and $4.2 million, or $0.51 per boe, for the quarters ended June 30, 2025 and 2024, respectively. 11 $ / Boe, unless otherwise noted For the Quarters Ended June 30, 2025 June 30, 2024 Revenue $35.68 $41.02 Total Cash Operating Costs: Lease Operating Expenses (1) (4.78) (5.33) Gathering, Transportation & Processing (1.84) (1.03) Taxes Other Than Income (2.10) (2.42) Exploration Expenses (2) (0.04) (0.05) General & Administrative Expenses (3) (1.94) (2.27) Total Adjusted Cash Operating Costs (10.70) (11.10) Adjusted Cash Operating Margin $24.98 $29.92 Margin % 70% 73% Non-Cash Costs: Depreciation, Depletion, and Amortization (11.98) (12.76) Asset Retirement Obligations Accretion (0.17) (0.21) Non-Cash Stock Based Compensation (0.76) (0.58) Total Non-Cash Costs (12.91) (13.55) Operating Income Margin $12.07 $16.37 Margin % 34% 40%

FY2025 & Third Quarter 2025 Operating Plan & Guidance Second Quarter 2025 Earnings Presentation 12 2025E Production & Capital Production Growth YoY 2025 Total Growth Raised to ~10% from range of 7% - 9% D&C Capital FY 2025 Capital Reiterated at $430 - $470 mm 2025 Operating Plan ~2 Rigs / ~1 Completion Crew 2025E Capital ~20-25% Karnes ~75-80% Giddings Third Quarter 2025 Guidance Production ~99 Mboe/d D&C Capital Spending ~$115 Million Oil Differential (To Magellan East Houston) ($3) Bbl Fully Diluted Share Count ~191 million

Summary Investment Highlights Second Quarter 2025 Earnings Presentation (1) Liquidity defined as cash plus availability under revolving credit facility as of 6/30/2025. 13 Giddings Karnes High Quality Assets Positioned for Success • Leading position in the Giddings area with low capital reinvestment rate, low breakevens and substantial running room • Coveted position in the Karnes area in the core of the Eagle Ford • Generate consistent, ongoing annual free cash flow and since Magnolia’s inception • Strong margins through the commodity cycle Positive Free Cash Flow and Industry Leading Margins Multiple Levers of Growth Strong Balance Sheet & Conservative Financial Policy • Steady organic growth through proven drilling program while remaining well within cash flow • Clean balance sheet with low debt and strong free cash flow enables Magnolia to pursue accretive bolt-on acquisitions • Conservative leverage profile with only $400 million of total debt outstanding and $148 million of net debt • Substantial liquidity of $702 million1

Appendix

Consistent & Sizable Cash Return to Shareholders 2018 2019 2020 2021 2022 2023 2024 2025 YTD • Magnolia has a strong track record of returning capital to shareholders • Returned ~40% of current market cap over prior seven years • Focus on compounding per share value through share count reduction and safe, sustainable dividend growth Second Quarter 2025 Earnings Presentation 15 Inception Cumulative Return of Capital ($MM) $79 $108 $467 $908 $1,213 >$1.7 Billion Returned to Shareholders Share Repurchases Dividends $1,591 $1,751

Magnolia’s Commitment to Sustainability Review our 2025 Sustainability Report at https://www.magnoliaoilgas.com/sustainability. Second Quarter 2025 Earnings Presentation Safeguarding the Environment 21-percent reduction in gross Scope 1 greenhouse gas intensity rate since 2020, despite production growth 68-percent reduction in gas flared as a percent of total production since 2020 39,000 truckloads of water removed from local roads in 2024 through new infrastructure Supporting Employees and Communities $304 million in royalty, lease, and surface payments to Texas residents; $107 million in tax payments to Texas communities $521 million in payments made to local vendors and service providers Recognized as Top Workplace in Houston Chronicle Top Workplaces Survey Governing with Integrity 50-percent refreshment rate with 4 directors with 5 or fewer years of tenure on Board of Directors 3 new directors with specific oil & gas industry and executive leadership experience 98 percent of shareholders approved say-on-pay proposal at 2025 Annual Meeting 16

Free Cash Flow Reconciliations Second Quarter 2025 Earnings Presentation 17 (in thousands) For the Quarters Ended June 30, 2025 June 30, 2024 Net cash provided by operating activities $198,701 $269,398 Add back: net change in operating assets and liabilities 15,500 (36,665) Cash flows from operations before net change in operating assets and liabilities $214,201 $232,733 Additions to oil and natural gas properties (100,287) (126,077) Changes in working capital associated with additions to oil and natural gas properties (6,440) (9,957) Free cash flow $107,474 $96,699

Adjusted EBITDAX Reconciliations Second Quarter 2025 Earnings Presentation 18 (in thousands) For the Quarters Ended June 30, 2025 June 30, 2024 Net income $81,028 $105,113 Interest expense, net 5,604 3,516 Income tax expense 20,938 26,769 EBIT $107,570 $135,398 Depreciation, depletion and amortization 107,082 104,743 Asset retirement obligations accretion 1,563 1,745 EBITDA $216,215 $241,886 Exploration expenses 363 402 EBITDAX $216,578 $242,288 Non-cash stock-based compensation expense 6,781 4,796 Other income adjustment(1) (130) (1,005) Adjusted EBITDAX $223,229 $246,079 (1) The quarter ended June 30, 2025 includes a negative adjustment of $2.7 million related to a gain on revaluation of contingent consideration and a positive adjustment of $2.5 million related to a loss on sale of other assets. The quarter ended June 30, 2024 includes a negative adjustment of $1.0 million related to a gain on revaluation of contingent consideration.

Adjusted Net Income Reconciliation Second Quarter 2025 Earnings Presentation (1) The quarter ended June 30, 2025 includes a negative adjustment of $2.7 million related to a gain on revaluation of contingent consideration and a positive adjustment of $2.5 million related to a loss on sale of other assets. The quarter ended June 30, 2024 includes a negative adjustment of $1.0 million related to a gain on revaluation of contingent consideration. (2) Represents corporate income taxes at an assumed annual effective tax rate of 19.9% and 20.4% for the quarters ended June 30, 2025 and 2024, respectively. (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. 19 (in thousands) For the Quarters Ended June 30, 2025 June 30, 2024 Net income $81,028 $105,113 Adjustments: Other income adjustment(1) (130) (1,005) Change in estimated income tax(2) 26 205 Adjusted Net Income $80,924 $104,313 (in thousands) For the Quarters Ended Total Share Count June 30, 2025 June 30, 2024 Diluted weighted average shares of Class A Common Stock outstanding during the period 186,530 184,965 Weighted average shares of Class B Common Stock outstanding during the period (3) 5,523 16,213 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (3) 192,053 201,178

Capital Structure & Liquidity Overview $400 $450 2025 2026 2027 2028 2029 2030 2031 2032 Second Quarter 2025 Earnings Presentation (1) Net debt is calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. 20 Capitalization & Liquidity ($MM) Debt Maturity Schedule ($MM) Credit Facility (Undrawn as of 6/30/25) 6.875% Senior Unsecured Notes Capital Structure Overview  Maintaining low financial leverage profile ‒ Currently have a net debt(1) position of $148 MM ‒ Net debt(1) / Q2 annualized adjusted EBITDAX of 0.2x  Current Liquidity of $702 million, including fully undrawn credit facility (2)  No debt maturities until senior unsecured notes mature in 2032 Capitalization Summary As of 6/30/2025 Cash and Cash Equivalents $252 Revolving Credit Facility $0 6.875% Senior Notes Due 2032 $400 Total Principal Debt Outstanding $400 Total Equity (3) $1,998 Net Debt / Q2 Annualized Adjusted EBITDAX 0.2x Net Debt / Total Book Capitalization 6% Liquidity Summary As of 6/30/2025 Cash and Cash Equivalents $252 Credit Facility Availability $450 Liquidity (2) $702

Return on Capital Employed Second Quarter 2025 Earnings Presentation 21 (in thousands) For the Quarters Ended June 30, 2025 June 30, 2024 Operating income $107,814 $134,351 Operating income (A) $107,814 $134,351 Debt - beginning of period 392,700 393,480 Stockholders' equity - beginning of period 1,989,324 1,897,784 Capital employed - beginning of period 2,382,024 2,291,264 Debt - end of period 392,880 394,131 Stockholders' equity - end of period 1,998,346 1,918,356 Capital employed - end of period 2,391,226 2,312,487 Average capital employed (B) $2,386,625 $2,301,876 Return on average capital employed (A/B) 4.5% 5.8%

Oil & Gas Production Results Second Quarter 2025 Earnings Presentation 22 Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended June 30, 2025 For the Quarter Ended June 30, 2024 Production: Oil (MBbls) 3,639 1,175 2,464 3,453 1,092 2,361 Natural gas (MMcf) 16,820 2,235 14,585 14,982 2,467 12,515 Natural gas liquids (MBbls) 2,496 341 2,155 2,259 376 1,883 Total (Mboe) 8,939 1,889 7,050 8,209 1,879 6,330 Average Daily Production Volume: Oil (MBbls/d) 40.0 12.9 27.1 37.9 12.0 25.9 Natural gas (MMcf/d) 184.8 24.6 160.2 164.6 27.1 137.5 Natural gas liquids (MBbls/d) 27.4 3.8 23.6 24.8 4.1 20.7 Total (MBoe/d) 98.2 20.8 77.4 90.2 20.6 69.6